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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 21, 2004

                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                         1-9924                       52-1568099
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
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              (Registrant's telephone number, including area code)
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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 5.  OTHER EVENTS.

On June 21, 2004, Citigroup Inc. and Nikko Cordial Corporation announced that Citigroup intends to reduce its shareholdings in Nikko Cordial to an amount representing approximately 12% of Nikko's outstanding shares.

A related press release was issued on June 21, 2004, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

     Exhibit Number
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          99.1      Press Release, dated June 21, 2004, issued by Citigroup Inc.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 21, 2004                  CITIGROUP INC.


                                By:     /s/ John R. Dye
                                        ---------------------------------------
                                Name:   John R. Dye
                                Title:  Assistant Secretary
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                                  EXHIBIT INDEX


     Exhibit Number
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          99.1      Press Release, dated June 21, 2004, issued by Citigroup Inc.